Accounts receivable	12 Months Ended
Dec. 31, 2013
Receivables [Abstract]
Accounts receivable
Accounts receivable

	December 31, 2013	December 31, 2012
Accounts receivable – trade	$59,309	$118,509
Accounts receivable – holdbacks	9,055	33,352
Income and other taxes receivable	12	420
Accounts receivable – other	1,801	714
Allowance for doubtful accounts (note 16(d))	—	(185)
	$70,177	$152,810

Accounts receivable – holdbacks represent amounts up to 10% of the contract value under certain contracts that the customer is contractually entitled to withhold until completion of the project or until certain project milestones are achieved. As of December 31, 2013 there were $nil holdback balances (December 31, 2012– $2,597) which relate to contracts whereby the normal operating cycle is greater than one year and therefore are not expected to be collected within one year.